UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018

CARBONITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Avenue de Lafayette, Boston, Massachusetts 02111
(Address of principal executive offices, including ZIP code)
(617) 587-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On February 12, 2018, Carbonite, Inc. (the “Company”) entered into a definitive Master Acquisition Agreement (the “Agreement”) with EMC Corporation (“EMC”), Mozy, Inc. (“Mozy”) and Dell Technologies Inc. pursuant to which the Company will acquire all of the issued and outstanding capital stock of Mozy, a cloud backup service for consumers and businesses, and certain related business assets owned by EMC or its affiliates, for a purchase price of $145.8 million in cash, subject to potential adjustments for working capital. The Company expects the acquisition to close during the first quarter of 2018.
The Agreement contains customary representations, warranties, covenants and indemnities, including a covenant of the Company to use its reasonable best efforts to obtain debt financing for the transaction in accordance with the terms of a commitment letter for a $120.0 million revolving credit facility. Consummation of the transaction is also subject to various conditions, including receipt of governmental approvals and other customary closing conditions. The Agreement contains termination rights, including a right for either party to terminate the Agreement if the closing shall not have occurred on or before July 1, 2018, subject to certain conditions.

Item 2.02	Results of Operations and Financial Condition
On February 13, 2018, Carbonite, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and full year ended December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished under this Item 2.02, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure
In connection with the issuance of the press release attached hereto as Exhibit 99.1, the Company is holding a public conference call and webcast on February 13, 2018, at 5:30 p.m. ET, during which the Company will provide the investor presentation attached as Exhibit 99.2 to this Current Report. The presentation will also be posted on the investor relations portion of the Company’s website.
The information furnished under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits

(d)	Exhibits.

99.1	Press Release dated February 13, 2018
99.2	Investor Presentation dated February 13, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on February 13, 2018.

CARBONITE, INC.

By:	/s/ Danielle Sheer
Name:	Danielle Sheer
Title:	General Counsel